EXHIBIT 32.1


                  CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF THE
                             SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DIMENSIONAL VISIONS INCORPORATED (the "Company") on Form 10KSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Preston J. Shea, President and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Preston J. Shea
-------------------
Preston J. Shea
President and Chief Accounting Officer


October 14, 2003